Earnings Per Share (Tables)	9 Months Ended
Sep. 30, 2022
Earnings Per Share [Abstract]
Schedule of Basic and Diluted Earnings Per Share
Basic and diluted earnings per share are determined using the following information:

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Numerator:
Basic and diluted loss from continuing operations:
Net (loss) income attributable to Venator Materials PLC ordinary shareholders	$(50)	$(47)	$40	$(91)
Denominator:
Weighted average shares outstanding	108.0	107.3	107.8	107.2
Potential dilutive impact of share-based awards(1)	—	0.2	0.1	0.3

(1) The potentially dilutive impact of share-based awards was excluded from the calculation of net income (loss) per share for the three months ended September 30, 2022 and the three and nine months ended September 30, 2021 because there is an anti-dilutive effect as we are in net loss positions.